UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 30, 2006


                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

       001-16503                                          98-0352587
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(Commission File Number)                       (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On October 30, 2006, Willis Group Holdings Limited ("Willis") notified its Directors and Executive Officers of a temporary suspension of trading under its 401(k) Plan (the "Plan").

The Plan is changing its Trustee, record keeper and some investment options with effect from December 1, 2006, as a result of which plan participants will be unable to direct or diversify investments in their individual accounts, which may include investments in common shares in Willis, for a period anticipated to commence the week beginning November 16, 2006 and end the week commencing December 11, 2006.

Interested parties may confirm, free of charge, whether the aforementioned pensions blackout period has begun or ended by contacting the Group Secretariat by telephone on +44 207 860 9146 or by email on bryants@willis.com

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED


Date: October 30, 2006                  By: /s/ Michael P. Chitty
                                            ------------------------------------
                                            Name: Michael P. Chitty
                                            Title: Company Secretary